Securities	12 Months Ended
Dec. 31, 2017
Securities
Securities

7. Securities

The valuation of securities classified as financial investments held to maturity is based on amortized costs. On 31 December 2016, the company’s holdings in its own Warrant Bond I 2009/2017 had a nominal value of EUR 1.5 million. The warrant bonds held by Biofrontera were written up in fiscal year 2016 by EUR 267 thousand (previous year: write-down of EUR 100 thousand), to EUR 1.5 million (previous year: EUR 1.2 million) due to an increase in the market price. In accordance with IAS 32, the bonds are offset against the bond debt.

In 2017, the Warrant Bond I 2009/2017 was repaid to result in a EUR 0 balance as of 31 December 2017.